Exhibit 10(d)

SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT (the “Subscription Agreement”), dated as of                      (the “Effective Date”), by and between Access Worldwide Communications, Inc. a Delaware corporation (the “Company”), and                      (the “Subscriber”), shall be effective as of the Effective Date.

WITNESSETH

WHEREAS, the Subscriber desires to acquire                      of the authorized, but unissued, shares of Common Stock, $.01 par value per share (the “Common Stock”) of the Company at a purchase price of US 1.00 per share for consideration consisting of                      in cash;

WHEREAS, in exchange for the consideration, Subscriber has agreed to receive ninety-five (95%) percent of the Common Stock purchased, leaving five (5%) of the Common Stock to be issued in the name of Alfonso Yuchengco III and Argosy Advisors, Inc.; and

WHEREAS, the Company desires to sell the Common Stock to the Subscriber on such terms; and

WHEREAS the Purchaser understands that the Company is relying upon the accuracy and completeness of the information contained in this Agreement in complying with its obligations under state and federal law.

NOW, THEREFORE, in consideration of the promises and of the mutual representations, warranties and covenants herein contained, the parties hereby agree as follows:

1. Subscription. Subject to the terms and conditions hereof and the provisions of this Agreement, the Purchaser hereby subscribes for and agrees to purchase from the Company and the Company agrees to sell to Purchaser                      shares (the “Shares”) of Common Stock for the consideration set forth herein. The Shares will be distributed by the Company at Closing (as defined in paragraph 4 below) as follows:

(a) Ninety-five (95%) of the Shares (                     Shares), will be distributed to and in the name of Purchaser, and

(b) Five (5%) percent of the Shares (                     Shares), will be distributed to and in the name of Alfonso Yuchengco III and Argosy Advisors, Inc.

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2. Purchase Price. The purchase price to be paid by the Subscriber to the Company at Closing (as defined in paragraph 4) as payment for the Shares (hereinafter called the “Purchase Price”) shall be US 1.00 per share of Common Stock, or                      for                      Shares. The Purchaser represents that, at the time of the or simultaneously with delivery to the Company of this Agreement, duly completed and signed by the Purchaser; the Purchaser has tendered payment to the Company of the full amount of the Purchase Price for the Shares.

3. Acceptance of Subscription. The Purchaser agrees that, prior to the Closing (as defined in paragraph 4), the Company, in its sole discretion, has the unrestricted right to accept or reject this and any other subscription from the Purchaser for the Shares, in whole or in part.

4. Closing. The closing of the purchase and sale of the Shares shall take place on                     , 2005, or at such later date (the Closing Date”) on which the Company accepts the Purchaser’s subscription, in its sole discretion, by counter-signing this Agreement below, and accepts and receives the Purchaser’s payment of the Purchase Price (the “Closing”). Payments of the Purchase Price will be held in an account by the Company until Closing.

5. Delivery of Shares. On or after the Closing, the Company will deliver to the Purchaser that number of Shares as set forth in paragraph 1 of this Agreement, against payment of the Purchase Price by the Purchaser and/or the disbursement of such payment to the Company at the Closing, in one or more certificates dated as of the Closing Date and registered in the name of the Purchaser.

6. Representations and Warranties of Purchaser. As a material inducement to the Company’s entering into this Agreement and issuing the Shares, the Purchaser hereby represents warrants and acknowledges to the Company as follows:

(a) Upon initial distribution of the Shares, the Shares will not be registered under the Securities Act of 1933, as amended (the “Act”) and, accordingly, cannot be sold, transferred, pledged hypothecated, assigned or otherwise disposed of, unless such Shares are registered under the Act, or if in the opinion of counsel, satisfactory to the Company, such sale, transfer pledge, hypothecation, assignment or disposition, is exempt from such registration requirements. The undersigned acknowledges that the Shares will initially bear a restrictive legend with respect to the foregoing. Notwithstanding the initial restriction, Company represents and warrants that it will register the Shares pursuant to the Act within Six (6) months of the effective date of the Agreement, and upon registration thereof, the Shares will become fully transferable, tradable, or otherwise disposed of at the Purchaser’s discretion. The undersigned hereby represents and warrants that any sale, disposition or other transfer of the Shares, must be effectuated in accordance with applicable law and regulation, and that accordingly, the ability of the undersigned to so sell or otherwise dispose of the Shares may be extremely limited until the aforementioned registration occurs.

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(b) The Purchaser is fully aware and understands that an investment in the Company is speculative in nature and involves substantial risks. The Purchaser represents and warrants that he understands the risks associated with an investment in the Company and the Shares.

(c) The Purchaser represents that it has the capacity to protect its own interests in connection with the transactions contemplated by this Agreement. The Purchaser is a sophisticated investor by virtue of, among other things, prior investments made by the Purchaser on the Purchaser’s behalf or through entities which the Purchaser, alone or with others, controls. The Purchaser, by or through its principals or other individuals responsible for making investment decisions on behalf of the Purchaser, is capable of making an informed business decision with respect to an investment in the Company.

(d) The Purchaser represents that it has consulted with and relied upon its own investment, legal, financial and tax advisors in order to review and evaluate the tax, economic and other possible risks and/or benefits of an investment in the Company, including whether the acquisition of the Shares will result in any adverse tax consequences to the Purchaser.

(e) The Purchaser represents that it is an “accredited investor” as the term is defined in Rule 501 of Regulation D under the Securities Act, and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Company.

(f) The Purchaser is acquiring the Shares for its own account and not with a view toward further distribution in a manner which would violate the Act. Neither the Purchaser, nor any person or entity acting on its behalf has taken or will take any action in connection with the transactions contemplated by this Agreement or the sale or issuance of the Shares which would subject the issuance or sale of the Shares to the provisions of Section 5 of the Act.

(g) The Purchaser has sufficient available financial resources to provide adequately for the Purchaser’s current needs, including possible personal contingencies, and can bear the economic risk of a complete loss of its investment in the Company.

(h) The Purchaser has been given access to all requested Company documents, books, records, and other information concerning the Company and its business and the Shares which it has deemed necessary or appropriate to review in connection with an investment in the Company and the Shares.

(i) The Purchaser has had the opportunity to conduct, and has conducted, its own independent investigation of the merits and risks of an investment in the Company and in the Shares, and has consulted all third parties (including legal and tax advisors) and considered all other facts and circumstances that it has deemed necessary or appropriate to consult and consider, in connection with making an investment decision with respect to the Company and the Shares.

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(j) The Purchaser acknowledges receipt of this Agreement and the Purchaser Questionnaire (collectively, the “Subscription Documents”). The Purchaser has not relied upon any information or representations concerning the Company or the Shares, written or oral, in making the decision to purchase the Shares, other than that contained in the Subscription Documents.

(k) The Purchaser acknowledges that the Offering is being offered in a manner that is intended to comply with requirements of Section 4(2) of the Act and/or Regulation D, promulgated under the Act, and that the acceptance of the Purchaser’s investment by the Company has been induced by reliance of the Company on the correctness of the representations contained herein. The Purchaser represents that all the information which the Purchaser has furnished to the Company with respect to its financial position and business experience is correct and complete as of the date of this Agreement and, if there should be any material change in such information prior to the Closing, the Purchaser will immediately furnish such revised or correct information to the Company.

(l) THE PURCHASER UNDERSTANDS THAT THE MERITS OF THE SHARES HAVE NOT BEEN PASSED UPON BY THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THE SUBSCRIPTION DOCUMENTS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

(m) THE DELIVERY OF THE SUBSCRIPTION DOCUMENTS SHALL NOT UNDER ANY CIRCUMSTANCES CREATE AN IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE COMPANY SINCE THE DATE THEREOF.

(n) NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THE SUBSCRIPTION DOCUMENTS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS SHOULD NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY.

(o) IN MAKING AN INVESTMENT DECISION WITH RESPECT TO THE COMPANY, THE PURCHASER HAS (I) RELIED SOLELY ON ITS OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED, AND (II) UNDERTAKEN ALL DUE DILIGENCE EFFORTS AND INDEPENDENT INVESTIGATIONS, AND CONSULTED ALL THIRD PARTIES, THAT IT HAS DEEMED NECESSARY OR APPROPRIATE.

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(p) The Purchaser hereby represents that it has been informed as follows:

IF APPLICABLE, PURSUANT TO SECTION 517.061(11)(A)(5) OF THE FLORIDA STATUTES, FLORIDA INVESTORS HAVE A THREE-DAY RIGHT OF RESCISSION. IF A FLORIDA INVESTOR HAS EXECUTED A SUBSCRIPTION AGREEMENT, THE INVESTOR MAY ELECT, WITHIN THREE BUSINESS DAYS AFTER SIGNING THE SUBSCRIPTION AGREEMENT OR BEING FIRST NOTIFIED OF THIS RIGHT, WHICHEVER IS LATER, TO WITHDRAW FROM THE SUBSCRIPTION AGREEMENT AND RECEIVE A FULL REFUND AND RETURN (WITHOUT INTEREST) OF ANY MONEY PAID BY THE INVESTOR. A FLORIDA INVESTOR’S WITHDRAWAL WILL BE WITHOUT ANY FURTHER LIABILITY TO ANY PERSON. TO ACCOMPLISH SUCH WITHDRAWAL, A FLORIDA INVESTOR NEED ONLY SEND A LETTER OR TELEGRAM TO THE COMPANY AT THE ADDRESS SET FORTH IN THESE SUBSCRIPTION DOCUMENTS INDICATING THE INVESTOR’S INTENTION TO WITHDRAW. SUCH LETTER OR TELEGRAM MUST BE SENT AND POSTMARKED PRIOR TO THE END OF THE AFOREMENTIONED THIRD BUSINESS DAY. IF A FLORIDA INVESTOR SENDS A LETTER, IT IS PRUDENT TO SEND IT BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO THE COMPANY TO ENSURE THAT IT IS RECEIVED AND ALSO TO EVIDENCE THE TIME AND DATE WHEN IT IS MAILED. SHOULD A FLORIDA INVESTOR MAKE THIS REQUEST ORALLY, THE INVESTOR SHOULD ASK FOR WRITTEN CONFIRMATION THAT THE REQUEST HAS BEEN RECEIVED.

(q) The Purchaser represents that (i) it has all requisite power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby, (ii) it has taken all actions necessary to authorize its execution and delivery of this Agreement, the performance of its obligations hereunder and the consummation of the transactions contemplated hereby, and (iii) this Agreement has been duly executed and delivered by the Purchaser and constitutes a legal, valid and binding obligation of the Purchaser, enforceable against it in accordance with its terms (except as such enforceability may be limited by applicable bankruptcy, insolvency or similar laws).

(r) There are not suits, actions, investigations or other proceedings pending or threatened against or affecting the Purchaser, at law or in equity, or before or by any governmental or administrative agency or instrumentality which, if adversely determined, would have an adverse effect upon the financial condition of the Purchaser or upon the Purchaser’s investment in the Company.

(s) The Purchaser has no indebtedness other than indebtedness incurred in the ordinary course, none of which is delinquent.

(t) The Purchaser is not involved in any bankruptcy, reorganization, insolvency or similar proceedings.

(u) The Purchaser represents that its principal residence is listed on the signature page hereof.

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7. Benefit of Representations, Warranties and Statements. The Purchaser expressly acknowledges and agrees that the representations, warranties and statements of the Purchaser set forth in this Agreement are being made for the benefit of, and may be relied upon by, the Company.

8. Placement Agent. The Company has not engaged a placement agent and will not incur any commission charges.

9. Indemnification. The Purchaser agrees to indemnify and hold harmless the Company, and its officers, directors, agents, professional advisors, affiliates and successors, from and against all liability, damage, losses, costs and expenses (including reasonable attorney’s fees) which they may incur by reason of: (i) the breach by the Purchaser of any representations, warranties or covenants made by the Purchaser in this Agreement, or in any other document provided by the Purchaser to the Company, or any of its affiliates, in connection with the Purchaser’s purchase of the Shares; or (ii) the provision by the Purchaser of any false, inaccurate or misleading information to the Company, or any of its affiliates, in connection with the Purchaser’s purchase of the Shares.

10. Miscellaneous. This Agreement, upon acceptance by the Company, in its sole discretion, shall be binding upon the heirs, executors, administrators, successors and assigns of the Purchaser. The purchaser may assign its rights and obligations under this Agreement upon the Company’s prior written consent, which the Company may grant or withhold in its sole discretion. This Agreement shall be construed in accordance with and governed in all respects by the laws of the State of Florida without application of the principles of conflicts of laws. This Agreement and all related executed documents contain the entire agreement between the parties with respect to the transactions contemplated herein and supersede all prior agreements, understandings, negotiations and discussions, both written and oral, among the parties hereto with respected to the subject matter hereof. In the event of a conflict between this Agreement and any other document relating to the subject matter hereof, the provisions of this Agreement shall prevail. This Agreement may not be amended or modified in any way except by a written instrument executed by each of the parties hereto. In the event that any provision of this Agreement is held invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions of this Agreement will not in any way be affected or impaired thereby. This Agreement may be signed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same instrument.

[SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT FOLLOWS]

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[SUBSCRIPTION AGREEMENT SIGNATURE PAGE]

IN WITNESS WHEREOF, the parties hereto have executed this Subscription Agreement as of the Effective Date.

Very Truly Yours,

Signature

Name
Address

(1)	Number of Shares purchased	________________________

(2)	Amount of check enclosed (equal to Amount on line (1) multiplied by US 1.00):	$_______________________

AGREED TO AND ACCEPTED:

ACCESS WORLDWIDE COMMUNICATIONS, INC.

Signature

Name

Title

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